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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 28, 2002



                           Sight Resource Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-21068                   04-3181524
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    (State or other                (Commission               (IRS Employer
    jurisdiction of                File Number)            Identification No.)
    incorporation)



               6725 Miami Avenue, Suite 102, Cincinnati, OH 45243
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (513) 527-9770
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                           Sight Resource Corporation

                                      Index

         Item                                                    Page No.
         ----                                                    --------

         Item 5.  Other Events and Regulation FD Disclosure         3

         Item 7.  Financial Statement and Exhibits                  4

         Signatures                                                 5

         Exhibit Index                                              6


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Item 5.  Other Events and Regulation FD Disclosure

On February 28, 2002, the Registrant issued a press release announcing that its 2002 Annual Meeting of Stockholders has been scheduled for Thursday, May 30, 2002 at 10:00 a.m., Eastern Standard Time, at the corporate headquarters, 6725 Miami Avenue, Cincinnati, Ohio 45243. The record date for the annual meeting has been set as April 18, 2002.

To be considered for presentation at the annual meeting of stockholders to be held on May 30, 2002, although not included in the proxy statement relating to the annual meeting, stockholder proposals must be received not earlier than February 28, 2002 and not later than March 31, 2002. Proposals received after that date will not be voted on at the annual meeting of stockholders to be held in 2002. All stockholder proposals should be marked for the attention of the Secretary, Sight Resource Corporation, 6725 Miami Avenue, Suite 102, Cincinnati, OH 45243.

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Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.  Not applicable.

(b)      Pro forma financial information.  Not applicable.

(c)      Exhibits.


   Exhibit No.             Description
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   99.1                    Press Release dated February 28, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SIGHT RESOURCE CORPORATION


Date: March 1, 2002                    By: /s/ Carene S. Kunkler
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                                           Carene S. Kunkler
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

  Exhibit
  Number                   Description
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   99.1                    Press Release dated February 28, 2002.